Exhibit 10.1

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

PRIVATE PLACEMENT SUBSCRIPTION

FOR U.S. SUBSCRIBERS

CHINA INTERNET NATIONWIDE FINANCIAL SERVICES INC.

PRIVATE PLACEMENT

INSTRUCTIONS TO SUBSCRIBER:

COMPLETE the information on page 2 of this Subscription Agreement.

COURIER the originally executed copy of the entire Subscription Agreement to MEDORA CORP., to

CHINA INTERNET NATIONWIDE FINANCIAL SERVICES INC.

c/o 19 West 44th Street, Suite 1001, New York, NY 10036

Attention: Warren Wang

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CHINA INTERNET NATIONWIDE FINANCIAL SERVICES INC.L

PRIVATE PLACEMENT

The Subscriber hereby irrevocably subscribes for, and on Closing will purchase from the Company, the following securities at a price of US$0.40 per Share:

  __________ Shares

EXECUTED by the Subscriber this _______ day of______________, 2020. By executing this Agreement, the Subscriber certifies that the Subscriber and any beneficial purchaser for whom the Subscriber is acting is resident in the jurisdiction shown as the “Address of the Subscriber”. The address of the Subscriber will be accepted by the Company as a representative as to the address of residency for the Subscriber.

WITNESS:	EXECUTION BY SUBSCRIBER:

X
Signature of witness	Signature of Subscriber

Name of witness	Name of Subscriber (please print)

ACCEPTED this ______ day of ___________, ________.	Address of Subscriber (residence)

CHINA INTERNET NATIONWIDE FINANCIAL SERVICES INC.

Per:

Authorized signatory

By signing this acceptance, the Company agrees to be bound by all representations, warranties, covenants and agreements on pages 4-12 hereof.

This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

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PRIVATE PLACEMENT SUBSCRIPTION

(U.S. Subscribers Only)

TO: CHINA INTERNET NATIONWIDE FINANCIAL SERVICES INC. (the “Company”)

c/o 19 West 44th Street, Suite 1001, New York, NY 10036

Purchase of Shares

1. SUBSCRIPTION

1.1 The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase the number of ordinary shares of the Company (the “Shares”) as set out on page 2 of this Subscription Agreement at a price of US$0.40 per Share (such subscription and agreement to purchase being the “Subscription”), for the total subscription price as set out on page 2 of this Subscription Agreement (the “Subscription Proceeds”), which Subscription Proceeds are tendered herewith, on the basis of the representations and warranties and subject to the terms and conditions set forth herein.

1.2 The Company hereby agrees to sell, on the basis of the representations and warranties and subject to the terms and conditions set forth herein, to the Subscriber the Shares. Subject to the terms hereof, the Subscription Agreement will be effective upon its/his/her acceptance by the Company. This offering is not subject to any minimum or maximum offering.

1.3 Unless otherwise provided, all dollar amounts referred to in this Subscription Agreement are in lawful money of the United States of America.

2. PAYMENT

2.1 The Subscription Proceeds must accompany this Subscription Agreement and paid in accordance to the Payment Instructions attached hereto.

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2.2 The Subscriber acknowledges and agrees that this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be held by the Company’s lawyers on behalf of the Company. In the event that this Subscription Agreement is not accepted by the Company for whatever reason within 60 days of the delivery of an executed Subscription Agreement by the Subscriber, this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription Agreement without interest or deduction.

2.3 Where the Subscription Proceeds are paid to the Company, the Company may treat the Subscription Proceeds as a non-interest bearing loan and may use the Subscription Proceeds prior to this Subscription Agreement being accepted by the Company.

2.4 The Subscriber must complete, sign and return to the Company an executed copy of this Subscription Agreement, including the attached completed Questionnaire.

2.5 The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, and applicable law.

3. CLOSING

3.1 Closing of the purchase and sale of the Shares shall occur on or before_____, or on such other date as may be determined by the Company in its sole discretion (the “Closing Date”). The Subscriber acknowledges that Shares may be issued to other subscribers under this offering (the “Offering”) before or after the Closing Date. The Company, may, at its discretion, elect to close the Offering in one or more closings, in which event the Company may agree with one or more subscribers (including the Subscriber hereunder) to complete delivery of the Shares to such subscriber(s) against payment therefore at any time on or prior to the Closing Date.

4. ACKNOWLEDGEMENTS OF SUBSCRIBER

4.1 The Subscriber acknowledges and agrees that:

(a) none of the Shares have been registered under the Securities Act of 1933, as amended (the “1933 Act”), or under any state securities or “blue sky” laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons (as defined herein), except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state and provincial securities laws;

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(b) the Company will refuse to register any transfer of any of the Shares not made in accordance with the provisions of Regulation D, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(c) the decision to execute this Subscription Agreement and purchase the Shares agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based solely upon a review of information regarding the Company provided by the Company to the Subscriber (the “Company Information”);

(d) the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to review the Company Information and to ask questions of and receive answers from the Company regarding the Offering, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Company Information, or any other document provided to the Subscriber;

(e) the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business and that all documents, records and books pertaining to this Offering have been made available for inspection by the Subscriber, the Subscriber’s attorney and/or advisor(s);

(f) by execution hereof the Subscriber has waived the need for the Company to communicate its of the purchase of the Shares pursuant to this Subscription Agreement;

(g) the Company is entitled to rely on the representations and warranties and the statements and answers of the Subscriber contained in this Subscription Agreement and the Subscriber will hold harmless the Company from any loss or damage it/he/she may suffer as a result of the Subscriber’s failure to correctly complete this Subscription Agreement;

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(h) the Subscriber will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any acknowledgment, representation or warranty of the Subscriber contained herein or in any other document furnished by the Subscriber to the Company in connection herewith, being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(i) the issuance and sale of the Shares to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company;

(j) the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to the applicable resale restrictions, and it/he/she is solely responsible (and the Company is not in any way responsible) for compliance with:

(i) any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Shares hereunder, and

(ii) applicable resale restrictions;

(k) the Subscriber is acquiring the Shares as principal for its/his/her own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares;

(l) the statutory and regulatory basis for the exemption claimed for the offer and sale of the Shares, although in technical compliance with Regulation D, would not be available if the Offering is part of a plan or scheme to evade the registration provisions of the 1933 Act;

(m) neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Shares;

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(n) no documents in connection with this Offering have been reviewed by the SEC or any state securities administrators;

(o) there is no government or other insurance covering any of the Shares; and

(p) this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any subscription for any reason.

5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBER

5.1 The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing Date) that:

(a) Accredited Investor. It/He/She is an “accredited investor,” as defined in Rule 501 of Regulation D, and has marked the applicable box set forth in this section signifying such status.

[ ]	a corporation, business trust, limited liability company, or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

[ ]	any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

[ ]	an individual, who

[ ]	is a director, executive officer or general partner of the Company which Shares are being offered or sold or a director, executive officer or general partner of a general partner of the Company.

[X]	has an individual net worth, or joint net worth with that person’s spouse, at the time of the purchase exceeding $1,000,000.

[ ]	had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

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[ ]	an entity, each owner of which is an entity described or is an individual described in above.

(b) Investment Experience; Access to Information; Independent Investigation.

(i) Access to Information. The Subscriber or its/his/her professional advisor has been granted the opportunity to ask questions of and receive answers from representatives of the Company, and its officers, directors, employees and agents concerning the terms and conditions of the Offering, and the Company and its business and prospects, and to obtain any additional information which the Subscriber or its/his/her professional advisor deems necessary to verify the accuracy of the information received.

(ii) Ability to Evaluate. The Subscriber has such knowledge and experience in financial and business matters that it/he/she is fully capable of evaluating the merits and risks of an investment in the Company;

(iii) Investment Experience; Fend for Self. The Subscriber has substantial experience in investing in securities and has made investments in securities other than those of the Company. The Subscriber acknowledges that it/he/she is able to fend for itself/himself/herself in the transaction contemplated by this Agreement and that it/he/she has the ability to bear the economic risk of its/his/her investment in the Company.

(iv) Not an Affiliate. The Subscriber is not an officer, director or “affiliate” (as that term is defined in Rule 415 of the Securities Act) of the Company.

(c) Investment; No Distribution. The Subscriber is acquiring the Shares solely for investment purposes for the Subscriber’s own account (or for beneficiaries’ accounts over which the Subscriber has investment discretion but no discretionary authority as to voting or disposition) and not with a view to a distribution of all or any part thereof and not for assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Shares, and the Subscriber has not subdivided its/his/her interest in the Shares with any other person;

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The Subscriber is aware that there are legal and practical limits on its/his/her ability to sell or dispose of the Shares and therefore, that the Subscriber must bear the economic risk of its/his/her investment for an indefinite period of time. The Subscriber has adequate means of providing for its/his/her current needs and anticipated contingencies and has no need for liquidity of this investment. The Subscriber’s commitment to illiquid investments is reasonable in relation to its/his/her net worth and can afford the complete loss of such investment.

(d) the Subscriber understands and agrees not to engage in any hedging transactions involving any of the Shares unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable state securities laws;

(e) the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(f) the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber, or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(g) the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(h) the Subscriber has received and carefully read this Subscription Agreement;

(i) the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements contained in this Subscription Agreement, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Company;

(j) the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment;

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(k) the Subscriber is not an underwriter of, or dealer in, the Shares, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(l) the Subscriber has made an independent examination and investigation of an investment in the Shares and the Company and has depended on the advice of its/his/her legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Subscriber’s decision to invest in the Shares and the Company;

(m) if the Subscriber is acquiring the Shares as a fiduciary or agent for one or more investor accounts, the Subscriber has sole investment discretion with respect to each such account, and the Subscriber has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account;

(n) the Subscriber is not aware of any advertisement of any of the Shares and is not acquiring the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(o) no person has made to the Subscriber any written or oral representations:

(i) that any person will resell or repurchase any of the Shares,

(ii) that any person will refund the purchase price of any of the Shares,

(iii) as to the future price or value of any of the Shares, or

(iv) that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Company on any stock exchange or automated dealer quotation system; and

(p) the Subscriber acknowledges and agrees that the Company shall not consider the Subscriber’s Subscription for acceptance unless the undersigned provides to the Company, along with an executed copy of this Subscription Agreement and such other supporting documentation that the Company or its counsel may request to establish the Subscriber’s qualification as a qualified investor.

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5.2 In this Subscription Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of the Subscription Agreement includes any person in the United States.

6. ACKNOWLEDGEMENT AND WAIVER

6.1 The Subscriber has acknowledged that the decision to purchase the Shares was solely made on the Company Information. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Shares.

7. REPRESENTATIONS AND WARRANTIES WILL BE RELIED UPON BY THE COMPANY

7.1 The Subscriber acknowledges that the acknowledgements, representations and warranties contained herein are made by it/him/her with the intention that they may be relied upon by the Company and its legal counsel in determining the Subscriber’s eligibility to purchase the Shares under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Shares under applicable securities legislation. The Subscriber further agrees that by accepting delivery of the certificates representing the Shares, it/he/she will be representing and warranting that the acknowledgements representations and warranties contained herein are true and correct as of the date hereof and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Shares.

8. RESALE RESTRICTIONS

8.1 The Subscriber acknowledges that any resale of the Shares will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee. The Subscriber acknowledges that none of the Shares have been registered under the 1933 Act or the securities laws of any state of the United States. None of the Shares may be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

9. LEGENDING AND REGISTRATION OF SUBJECT SECURITIES

9.1 The Subscriber hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares will bear a legend in substantially the following form:

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“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, NOR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THEY MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THOSE SECURITIES LAWS OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT THE SALE OR TRANSFER IS PURSUANT TO AN EXEMPTION TO THE REGISTRATION REQUIREMENTS OF THOSE SECURITIES LAWS.”

9.2 The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

10. COLLECTION OF PERSONAL INFORMATION

10.1 The Subscriber acknowledges and consents to the fact that the Company is collecting the Subscriber’s personal information for the purpose of fulfilling this Subscription Agreement and completing the Offering. The Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Company to (a) stock exchanges or securities regulatory authorities, (b) the Company’s registrar and transfer agent and (c) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering. By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) and to the retention of such personal information for as long as permitted or required by law or business practice. Notwithstanding that the Subscriber may be purchasing Shares as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Company in order to comply with the foregoing.

11. COSTS

11.1 The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares shall be borne by the Subscriber.

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12. GOVERNING LAW

12.1 This Subscription Agreement is governed by the laws of the State of New York and the federal laws of the United States applicable thereto. The Subscriber, in its/his/her personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom she is acting, irrevocably attorns to the exclusive jurisdiction of the Courts of the State of New York.

13. SURVIVAL

13.1 This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto.

14. ASSIGNMENT

14.1 This Subscription Agreement is not transferable or assignable.

15. SEVERABILITY

15.1 The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

16. ENTIRE AGREEMENT

16.1 Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

17. NOTICES

17.1 All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on page 2 and notices to the Company shall be directed to it at the first page of this Subscription Agreement.

18. COUNTERPARTS AND ELECTRONIC MEANS

18.1 This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

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PAYMENT INSTRUCTIONS

By wire: Wiring Instructions for Hudson Capital USA Inc., a wholly-owned subsidiary of China Internet Nationwide Financial Services, Inc.

Beneficiary:

Bank Account No. :

Bank Routing Number (Domestic wires):

Bank Routing/SWIFT Code (International wires):

Receiver Bank Name:

Receiver Bank Address:

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